SIXTH AMENDMENT TO THE FEDERAL SIGNAL CORPORATION RETIREMENT SAVINGS PLAN (As Amended and Restated Effective as of January 1, 2020) WHEREAS, Federal Signal Corporation (the “Company”) maintains the Federal Signal Corporation Retirement Savings Plan (As Amended and Restated Effective as of January 1, 2020) (the “Plan”) for the benefit of eligible employees; and WHEREAS, the Plan was previously amended, and further amendment of the Plan now is considered desirable; NOW, THEREFORE, by virtue of the power granted to the Benefits Planning Committee by Subsection 16.1 of the Plan, the Plan, as amended, be and is hereby further amended in the following particulars, effective as of the dates indicated below: 1. Effective as of April 16, 2020, by adding the following new Subsection 2.22 immediately after Subsection 2.21 of the Plan, and renumbering Subsections 2.22 through 2.71 thereof, and any cross-references thereto, as Subsections 2.23 through 2.72: “2.22 Coronavirus-Affected Participant Pursuant to the Coronavirus Aid, Relief, and Economic Security (CARES) Act and any applicable guidance published in the Internal Revenue Bulletin, including, but not limited to, IRS Notice 2020-50, a ‘Coronavirus-Affected Participant’ shall mean a Participant who certifies to the Committee that he has: (a) Been diagnosed, or whose Spouse or dependent (as defined in Code Section 152) is diagnosed, with the virus SARS-CoV-2 or with coronavirus disease 2019 (collectively, ‘COVID-19’) by a test approved by the Centers for Disease Control and Prevention (including a test authorized under the Federal Food, Drug, and Cosmetic Act); or

-2- (b) Experienced adverse financial consequences as a result of the Participant, the Participant’s Spouse, or an individual who shares the Participant’s principal residence: (i) Being quarantined, being furloughed or laid off, or having work hours reduced due to COVID-19; (ii) Being unable to work due to lack of childcare due to COVID-19; (iii) Closing or reducing hours of a business owned or operated by the Participant, the Participant’s Spouse, or an individual who shares the Participant’s principal residence due to COVID-19; (iv) Having a reduction in pay (or self-employment income) due to COVID- 19; or (v) Having a job offer rescinded or start date for a job delayed due to COVID-19.” 2. Effective as of January 1, 2024, by adding the following new Subsection 2.72 immediately after Subsection 2.71 of the Plan: “2.72 Year of Part-Time Eligibility Service “Year of Part-Time Eligibility Service” means any consecutive twelve-month period of employment during which an Employee completes 500 or more Hours of Service. The first consecutive twelve-month period to be taken into account for this purpose shall be the consecutive twelve-month period commencing with the Employee’s Employment or Reemployment Date. All subsequent periods to be taken into account for this purpose shall be the consecutive twelve-month periods commencing on the anniversaries of the Employee’s Employment or Reemployment Date. An Employee does not complete a Year of Eligibility Service before the end of the twelve-consecutive month period regardless of when during such period the Employee completes the required number of Hours of Service.” 3. Effective as of January 1, 2025, by adding the following sentence to the end of Subsection 4.3 of the Plan: “Notwithstanding any provision of the Plan to the contrary, the sum of a Participant’s Catch-Up Contributions under this Subsection 4.3 and Roth Catch-Up Contributions under Subsection 4.5 for any calendar year shall not exceed the ‘applicable dollar amount’ limit set forth in Code Section 414(v)(2)(B)(i) or the ‘adjusted dollar amount’ limit set forth in Code Section 414(v)(2)(E)(i), as applicable, each as adjusted for cost- of-living increases under Code Section 414(v)(2)(C).”

-3- 4. Effective as of January 1, 2025, by substituting the following subsection for Subsection 4.5 of the Plan: “4.5 Roth Catch-Up Contributions All Participants who are eligible to make Roth Contributions and who have attained (or shall attain) age 50 before the close of the Plan Year may elect on an Approved Form of Election to make Roth Catch-Up Contributions for each Plan year in whole percentages of 1% to 40% of Compensation, subject to the limitations of Code Section 414(v). The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(12), 410(b), or 416, as applicable, by reason of a Participant’s Roth Catch-Up Contributions. Notwithstanding any provision of the Plan to the contrary, the sum of a Participant’s Catch-Up Contributions under Subsection 4.3 and Roth Catch-Up Contributions under this Subsection 4.5 for any calendar year shall not exceed the ‘applicable dollar amount’ limit set forth in Code Section 414(v)(2)(B)(i) or the ‘adjusted dollar amount’ limit set forth in Code Section 414(v)(2)(E)(i), as applicable, each as adjusted for cost-of-living increases under Code Section 414(v)(2)(C).” 5. Effective as soon as administratively feasible on or after January 1, 2024, by substituting the dollar amount “$7,000” for the dollar amount “$5,000” each place the latter dollar amount appears in Subsection 10.2 of the Plan. 6. Effective as of January 1, 2020, by substituting the phrase “age 72 (or age 70½, in the case of a Participant born prior to July 1, 1949)” for the phrase “age 70½” each place the latter phrase appears in Subsection 10.6 of the Plan. 7. Effective as of January 1, 2023, by substituting the phrase “age 73 (or age 72, in the case of a Participant born on or after July 1, 1949 but prior to January 1, 1951, or age 70½, in the case of a Participant born prior to July 1, 1949)” for the phrase “age 72 (or age 70½, in the case of a Participant born prior to July 1, 1949)” each place the latter phrase appears in Subsection 10.6 of the Plan (after giving effect to Particular 6 of this amendment).

-4- 8. Effective as of March 27, 2020, by adding the following paragraph to the end of Subsection 10.6 of the Plan: “Notwithstanding any provision of this Subsection to the contrary, a Participant or Beneficiary who would have been required to receive required minimum distributions in 2020 (or paid in 2021 for the 2020 calendar year for a Participant with a required beginning date of April 1, 2021) but for the enactment of Code Section 401(a)(9)(I) (‘2020 RMDs’), and who would have satisfied that requirement by receiving distributions that are equal to the 2020 RMDs shall not receive those distributions for 2020 unless the Participant or Beneficiary chooses to receive such distributions. A Participant or Beneficiary who would have been required to receive 2020 RMDs and who would have satisfied that requirement by receiving distributions that include the 2020 RMDs as part of one or more payments in a series of substantially equal periodic payments made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancies) of the Participant and the Participant’s designated Beneficiary, or for a period of at least ten (10) years shall receive those distributions for 2020 unless the Participant or Beneficiary chooses not to receive such distributions. For purposes of Subsection 10.3, a direct rollover shall be offered for distributions that would be Eligible Rollover Distributions and/or 2020 RMDs. This paragraph shall be subject in all respects to the provisions of Code Section 401(a)(9)(I), and in the event of any inconsistencies between this paragraph and Code Section 401(a)(9)(I) the provisions of Code Section 401(a)(9)(I) shall control.”

-5- 9. Effective as of April 16, 2020, by adding the following new Subsection 11.9 immediately following Subsection 11.8 of the Plan: “11.9 Coronavirus-Related Distribution Notwithstanding any provision of the Plan to the contrary, a Coronavirus- Affected Participant may elect, in accordance with rules and procedures established by the Committee, to receive a coronavirus-related distribution from the Coronavirus- Affected Participant’s vested Pre-Tax Account, Roth Account, Rollover Account, After- Tax Rollover Account, Roth Rollover Account, Prior Plan ESOP Account, and Account balances transferred from the VESystems 401(k) Plan during the period beginning on April 16, 2020 and ending on December 30, 2020. The following rules shall apply to a coronavirus-related distribution: (a) The total amount of all coronavirus-related distributions from the Plan and any other qualified plan maintained by the Company or any Related Employer shall not exceed the lesser of: (1) 100 percent of the balance of the Coronavirus-Affected Participant’s vested Pre-Tax Account, Roth Account, Rollover Account, After-Tax Rollover Account, Roth Rollover Account, Prior Plan ESOP Account, and Account balances transferred from the VESystems 401(k) Plan; or (2) $100,000. (b) A distribution to a Coronavirus-Affected Participant under this Subsection 11.9 shall be made in the form of a single sum cash payment. (c) Any distribution under this Subsection 11.9 shall be as of the Business Day coincident with or immediately preceding the date of the distribution to the Coronavirus-Affected Participant, and upon such notice as the Committee may require. (d) A Coronavirus-Affected Participant who receives a coronavirus-related distribution under this Subsection 11.9 may recontribute such distribution to the Plan in the form of a Rollover Contribution, provided that (i) the Coronavirus-Affected Participant is eligible to make Rollover Contributions to the Plan under Subsection 4.9, (ii) the coronavirus- related distribution is eligible for tax-free rollover treatment, and (iii) such recontribution is made during the three-year period commencing on the day after the distribution date. The total amount the Coronavirus- Affected Participant recontributes to this Plan or any other eligible retirement plan cannot, in aggregate, exceed the total amount of the coronavirus-related distribution received under this Subsection 11.9.”

-6- 10. Effective April 16, 2020, by adding the following paragraph to the end of Subsection 12.3 of the Plan: “Notwithstanding anything in this Subsection 12.3 to the contrary, a Coronavirus-Affected Participant with an outstanding Plan loan on or after March 27, 2020 may elect to suspend loan repayments that would otherwise be due during the period beginning on April 16, 2020 and ending on December 31, 2020 (the ‘Suspension Period’). Provided the Coronavirus-Affected Participant elects to suspend loan repayments in accordance with this Subsection 12.3, the following shall apply: (a) The Coronavirus-Affected Participant’s loan repayments shall resume after December 31, 2020. (b) The original loan payoff date shall be extended by the length of the Suspension Period. (c) The Coronavirus-Affected Participant’s loan repayments shall be reamortized to reflect the interest accrued during the Suspension Period and the new loan payoff date in Subsection 12.3(b) above.” 11. Effective as of January 1, 2024, by substituting the phrase “the earlier of the date on which he or she completes: (i) a Year of Eligibility Service, or (ii) three consecutive Years of Part- Time Eligibility Service,” for the phrase “the date on which he or she completes a Year of Eligibility Service” each place the latter phrase appears in Appendices A, B, C, and E to the Plan. 12. Effective as of January 1, 2025, by substituting the phrase “the earlier of the date on which he or she completes: (i) a Year of Eligibility Service, or (ii) two consecutive Years of Part-Time Eligibility Service,” for the phrase “the earlier of the date on which he or she completes: (i) a Year of Eligibility Service, or (ii) three consecutive Years of Part-Time Eligibility Service,” each place the latter phrase appears in Appendices A, B, C, and E to the Plan (after giving effect to Particular 15 of this amendment).

-7- 13. Effective as of January 1, 2024, by substituting the following for the last sentence of Section D-2 of Appendix D to the Plan: “Each Sheet Metal Workers Local 265 Employee who is not already a Participant shall become a Participant with respect to Pre-Tax, Roth, Catch-Up, Roth Catch-Up, or Matching Contributions on the first day of the calendar quarter following his or her Employment or Reemployment Date or any day thereafter; provided, however, that each such Employee who is a Seasonal Employee shall become a Participant with respect to Pre-Tax, Roth, Catch-Up, Roth Catch-Up, and Matching Contributions on the first day of the calendar quarter following the earlier of the date on which he or she completed: (i) a Year of Eligibility Service, or (ii) three Years of Part-Time Eligibility Service, or any day thereafter.” 14. Effective as of January 1, 2025, by substituting the following for the last sentence of Section D-2 of Appendix D to the Plan: “Each Sheet Metal Workers Local 265 Employee who is not already a Participant shall become a Participant with respect to Pre-Tax, Roth, Catch-Up, Roth Catch-Up, or Matching Contributions on the first day of the calendar quarter following his or her Employment or Reemployment Date or any day thereafter; provided, however, that each such Employee who is a Seasonal Employee shall become a Participant with respect to Pre-Tax, Roth, Catch-Up, Roth Catch-Up, and Matching Contributions on the first day of the calendar quarter following the earlier of the date on which he or she completed: (i) a Year of Eligibility Service, or (ii) two Years of Part-Time Eligibility Service, or any day thereafter.” 15. Effective as of January 1, 2024, by substituting the phrase “the earlier of the date on which he or she completes: (i) a Year of Eligibility Service, or (ii) three consecutive Years of Part- Time Eligibility Service,” for the phrase “the date that he or she completed a Year of Eligibility Service” where the latter phrase appears in Appendix F to the Plan. 16. Effective as of January 1, 2025, by substituting the phrase “the earlier of the date on which he or she completes: (i) a Year of Eligibility Service, or (ii) two consecutive Years of Part-Time Eligibility Service,” for the phrase “the earlier of the date on which he or she completes: (i) a Year of Eligibility Service, or (ii) three consecutive Years of Part-Time Eligibility Service,” where the latter phrase appears in Appendices F to the Plan (after giving effect to Particular 19 of this amendment). * * * [Signature to follow on next page]